System1, Inc./S1 Holdco LLC
Unaudited Statements of Operations

(in thousands)	System1, Inc. QTD 30-Jun-23	System1, Inc. QTD 31-Mar-23	System1, Inc. QTD 31-Dec-22	System1, Inc. QTD 30-Sep-22	System1, Inc. QTD 30-Jun-22	System1, Inc. Sucessor Period 1.27.22 - 3.31.22	S1 Holdco LLC Predecessor Period 1.1.22 - 1.26.22	S1 Holdco LLC QTD 31-Dec-21	S1 Holdco LLC QTD 30-Sep-21	S1 Holdco LLC QTD 30-Jun-21	S1 Holdco LLC QTD 31-Mar-21
Revenue	147,238	167,854	186,859	201,176	219,797	166,108	52,712	199,803	171,446	169,579	147,561
Operating cost and expenses:											
Cost of revenues	93,882	120,402	128,157	137,680	152,558	120,384	41,507	155,276	128,885	126,167	110,785
Salaries, commissions, and benefits	43,991	38,398	41,665	55,602	49,511	48,198	31,181	18,715	15,139	17,698	15,195
Selling, general, and administrative	17,735	17,172	16,224	15,419	16,747	15,088	15,665	14,650	7,936	6,277	6,950
Depreciation and amortization	28,052	29,374	32,416	32,214	32,094	21,928	1,000	3,625	3,459	3,112	3,689
Impairment of goodwill	-	-	26,200	340,109	-	-	-	-	-	-	-
Total operating costs and expenses	183,660	205,346	244,662	581,024	250,910	205,598	89,353	192,266	155,419	153,254	136,619
Operating income	(36,422)	(37,492)	(57,803)	(379,848)	(31,113)	(39,490)	(36,641)	7,537	16,027	16,325	10,942
Loss (gain) on Fair Value of Warrants	2,018	(1,409)	(10,360)	4,489	(4,139)	13,761	-	-	-	-	-
Interest expense	12,342	11,451	9,938	10,011	7,324	4,776	1,049	4,162	4,184	4,476	4,048
Income (loss) from continuing operations before income tax	(50,782)	(47,534)	(57,381)	(394,348)	(34,298)	(58,027)	(37,690)	3,375	11,843	11,849	6,894
Income tax expense	(6,605)	(4,408)	(6,224)	(80,649)	(454)	(14,649)	(629)	262	475	77	151
Net income (loss) from continuing operations	(44,177)	(43,126)	(51,157)	(313,699)	(33,844)	(43,378)	(37,061)	3,113	11,368	11,772	6,743
Net Income (Loss) Attributable To Noncontrolling Interest	(8,947)	(9,174)	(18,264)	(72,002)	(8,107)	(7,309)	-	-	-	-	-
Gain (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-	-
Net income	(35,230)	(33,952)	(32,893)	(241,697)	(25,737)	(36,069)	(37,061)	3,113	11,368	11,772	6,743

(in thousands)	System1, Inc. YTD 30-Jun-23	Successor + Predecessor Total YTD 31-Dec-22	Successor + Predecessor Total YTD 30-Sep-22	Successor + Predecessor Total YTD 30-Jun-22	S1 Holdco LLC YTD 31-Dec-21	S1 Holdco LLC YTD 30-Sep-21	S1 Holdco LLC YTD 30-Jun-21
Revenue	315,092	826,652	639,793	438,617	688,389	488,586	317,140
Operating cost and expenses:							
Cost of revenues	214,284	580,286	452,129	314,449	521,113	365,837	236,952
Salaries, commissions, and benefits	82,389	226,157	184,492	128,890	66,747	48,032	32,893
Selling, general, and administrative	34,907	79,143	62,919	47,500	35,813	21,163	13,227
Depreciation and amortization	57,426	119,652	87,236	55,022	13,885	10,260	6,801
Impairment of goodwill	-	366,309	340,109	-	-	-	-
Total operating costs and expenses	389,006	1,371,547	1,126,885	545,861	637,558	445,292	289,873
Operating income	(73,914)	(544,895)	(487,092)	(107,244)	50,831	43,294	27,267
Loss (gain) on Fair Value of Warrants	609	3,751	14,111	9,622	-	-	-
Interest expense	23,793	33,098	23,160	13,149	16,870	12,708	8,524
Income (loss) from continuing operations before income tax	(98,316)	(581,744)	(524,363)	(130,015)	33,961	30,586	18,743
Income tax expense	(11,013)	(102,605)	(96,381)	(15,732)	965	703	228
Net income (loss) from continuing operations	(87,303)	(479,139)	(427,982)	(114,283)	32,996	29,883	18,515
Net Income (Loss) Attributable To Noncontrolling Interest	(18,121)	(105,682)	(87,418)	(15,416)	-	-	-
Gain (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-
Net income	(69,182)	(373,457)	(340,564)	(98,867)	32,996	29,883	18,515

System1, Inc./S1 Holdco LLC
Unaudited Condensed Balance Sheet

(in thousands)	System1, Inc. 30-Jun-23	System1, Inc. 31-Mar-23	System1, Inc. 31-Dec-22	System1, Inc. 30-Sep-22	System1, Inc. 30-Jun-22	System1, Inc. 31-Mar-22	S1 Holdco LLC 31-Dec-21	S1 Holdco LLC 30-Sep-21	S1 Holdco LLC 30-Jun-21	S1 Holdco LLC 31-Mar-21
ASSETS										
Current Assets:										
Cash and cash equivalents	$ 8,603	$ 8,267	$ 24,606	$ 31,933	$ 37,442	$ 42,182	$ 47,896	$ 36,209	$ 34,567	$ 30,853
Accounts receivable, net of allowance for doubtful accounts	62,789	69,319	80,927	78,846	93,662	100,268	90,203	85,588	79,446	75,610
Restricted cash, current	11,762	7,862	9,074	7,338	4,572	4,801	-	-	-	-
Prepaid expenses and other current assets	11,976	12,061	11,901	10,817	12,298	15,409	7,689	7,236	4,870	3,996
Total current assets	95,130	97,509	126,508	128,934	147,974	162,660	145,788	129,033	118,883	110,459
Restricted cash, non-current	$ 5,825	$ 5,577	$ 5,395	$ 2,772	$ 2,452	$ 2,836	$ 743	$ -	$ -	$ -
Property and equipment, net	5,047	4,469	4,022	4,372	4,330	2,855	830	836	916	976
Internal-use software development costs, net	10,162	8,630	6,948	5,690	3,610	1,344	11,213	11,012	10,578	9,764
Intangible assets, net	437,323	464,145	492,686	524,573	556,341	587,088	50,368	52,534	54,698	56,740
Goodwill	515,591	515,591	515,591	541,792	881,370	878,396	44,820	44,820	44,820	44,820
Operating lease right-of-use assets	5,637	6,050	6,484	6,893	7,533	6,388	-	-	-	-
Other assets	3,498	2,826	2,822	731	804	830	3,149	2,998	2,453	1,222
Total Assets	$ 1,078,213	$ 1,104,797	$ 1,160,456	$ 1,215,757	$ 1,604,414	$ 1,642,397	$ 256,911	$ 241,233	$ 232,348	$ 223,981
LIABILITIES AND MEMBERS' DEFICIT										
Current Liabilities:										
Accounts payable	$ 19,942	$ 11,258	$ 12,068	$ 12,241	$ 17,286	$ 76,004	$ 72,846	$ 64,625	$ 60,659	$ 57,410
Accrued expenses and other current liabilities	77,466	85,727	95,447	91,731	97,959	59,735	31,284	20,319	18,814	9,988
Protected incentive plan liability, current	12,272	8,755	15,436	19,266	-	-	-	-	-	-
Deferred Revenue	80,461	76,346	70,164	68,289	68,368	64,810	1,971	2,100	2,383	2,053
Operating lease liabilities, current	2,243	2,195	2,149	2,102	2,065	1,895	-	-	-	-
Due to related party	2,400	-	-	-	-	80	-	-	-	-
Notes payable, current	15,138	15,073	15,021	14,954	14,888	14,822	170,453	171,780	4,739	9,374
Total current liabilities	209,922	199,354	210,285	208,583	200,566	217,346	276,554	258,824	86,595	78,825
Operating lease liabilities, non current	$ 4,778	$ 5,314	$ 5,875	$ 6,406	$ 7,073	$ 5,645	$ -	$ -	$ -	$ -
Notes payable, non-current	391,888	395,704	399,504	402,273	406,026	409,777	-	-	168,226	169,411
Related-party loan	5,000	-	-	-	-	-	-	-	-	-
Warrant liability	8,406	6,389	7,798	18,158	13,669	40,773	-	-	-	-
Deferred tax liability	29,851	35,995	43,355	49,747	129,311	138,738	-	-	-	-
Protected incentive plan liability	24,298	20,037	15,824	11,517	18,163	-	-	-	-	-
Other long-term liabilities	7,125	6,326	5,027	1,622	5,735	5,595	8,758	9,368	9,051	16,497
Total liabilities	$ 681,268	$ 669,119	$ 687,668	$ 698,306	$ 780,543	$ 817,874	$ 285,312	$ 268,192	$ 263,872	$ 264,733
Commitments and contingencies (Note 8)										
Members' deficit:										
Class A common stock	$ 9	$ 9	$ 9	$ 9	$ 9	$ 9	$ -	$ -	$ -	$ -
Class C common stock	2	2	2	2	2	2	-	-	-	-
Additional paid-in capital	842,350	837,093	829,687	819,188	812,309	777,325	-	-	-	-
Accumulated deficit	(514,809)	(479,579)	(445,301)	(411,480)	(169,603)	(143,867)	-	-	-	-
Members' deficit in S1 Holdco	-	-	-	-	-	-	(28,829)	(27,182)	(31,646)	(40,850)
Noncontrolling interest	69,663	78,632	88,808	109,676	181,576	190,951	-	-	-	-
Accumulated other comprehensive income	(270)	(479)	(417)	56	(422)	103	428	223	122	98
Total members' deficit	396,945	435,678	472,788	517,451	823,871	824,523	(28,401)	(26,959)	(31,524)	(40,752)
Total Liabilities And Members' Deficit	$ 1,078,213	$ 1,104,797	$ 1,160,456	$ 1,215,757	$ 1,604,414	$ 1,642,397	$ 256,911	$ 241,233	$ 232,348	$ 223,981

System1, Inc./S1 Holdco LLC Unaudited Condensed Statements of Cash Flow System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC System1, Inc. Successor + Predecessor Total Successor + Predecessor Total Successor + Predecessor Total S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC (in thousands) QTD QTD QTD QTD QTD Sucessor Period Predecessor Period QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD 30-Jun-23 31-Mar-23 31-Dec-22 30-Sep-22 30-Jun-22 1.27.22 - 3.31.22 1.1.22 - 1.26.22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 30-Jun-23 31-Dec-22 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 Cash Flows From Operating Activities: Net cash provided by operating activities of continuing operations 7,153 (5,801) 4,251 7,368 22,558 (30,871) (10,605) 21,336 12,056 17,185 10,128 1,352 (7,299) (11,550) (18,918) 60,705 39,369 27,313 Net cash used for operating activities of discontinued operations - - - - - - - - - - - - - - - - - - Net cash provided by operating activities 7,153 (5,801) 4,251 7,368 22,558 (30,871) (10,605) 21,336 12,056 17,185 10,128 1,352 (7,299) (11,550) (18,918) 60,705 39,369 27,313 Cash Flows From Investing Activities: Purchases of property and equipment (866) (715) (326) (910) (883) (1,427) - (49) - - - (1,581) (3,546) (3,220) (2,310) (49) - - Proceeds from sale of Protected - - - - - - - - - - - - - - - - - - Purchase of business, net of cash acquired - - - - (21,100) (422,974) - - - - - - (444,074) (444,074) (444,074) Expenditures for internal-use software development costs (1,810) (1,677) (1,254) (1,638) (2,108) (1,389) (441) (1,585) (1,668) (1,793) (1,440) (3,487) (6,830) (5,576) (3,938) (6,486) (4,901) (3,233) Net cash provided by (used in) investing activities of continuing operations (2,676) (2,392) (1,580) (2,548) (24,091) (425,790) (441) (1,634) (1,668) (1,793) (1,440) (5,068) (454,450) (452,870) (450,322) (6,535) (4,901) (3,233) Net cash provided by (used in) investing activities of discontinued operations - - - - - - - - - - - - - - - - - - Net cash provided by (used in) investing activities (2,676) (2,392) (1,580) (2,548) (24,091) (425,790) (441) (1,634) (1,668) (1,793) (1,440) (5,068) (454,450) (452,870) (450,322) (6,535) (4,901) (3,233) Cash Flows From Financing Activities: Proceeds from term loan and line of credit - - 1,000 - - 449,000 - - - - - - 450,000 449,000 449,000 - - - Repayment of line of credit - - - - - - - - - - - - - - - - Repayment of term loan (5,000) (5,000) (5,000) (5,000) (5,000) (172,488) - (1,750) (1,750) (6,386) (1,750) (10,000) (187,488) (182,488) (177,488) (11,636) (9,886) (8,136) Proceeds from related-party loan 39,000 - - - - - - - - - - 39,000 - - - - - - Repayment related-party loan (34,000) - - - - - - - - (1,500) - (34,000) - - - (1,500) (1,500) (1,500) Payments for deferred financing cost - - - - - (24,845) - (382) - - - - (24,845) (24,845) (24,845) (382) - - Cash received from backstop - - - - - 246,484 - - - - - - 246,484 246,484 246,484 - - - Member capital contributions - - - - - - - (32) 109 3 147 - - - - 227 259 150 Payments on contingent consideration - (1,250) - - - - - - - (1,715) (5,000) (1,250) - - - (6,715) (6,715) (6,715) Redemptions of Class A common stock - - - - - (510,469) - - - - - - (510,469) (510,469) (510,469) - - - Distributions to members from sale of Protected - - - - - - - - - - - - - - - - Payments for earnouts - - - - (1,715) - - - - - - - (1,715) (1,715) (1,715) - - - Taxes paid related to net settlement of restricted stock awards (215) (2,837) (54) (2,035) - - - - - - - (3,052) (2,089) (2,035) Proceeds from warrant exercises - - (1,122) - - - - - - - (1,122) - - - - - Purchases of treasury stock - - - - 5,027 - - - 5,027 Distributions to members (21) (45) (1) (10) (1,038) (463) - (4,786) (7,102) (2,691) - (66) (1,512) (1,511) (1,501) (14,579) (9,793) (2,691) Net cash provided by financing activities (236) (9,132) (5,177) (7,045) (2,726) (12,781) - (6,950) (8,743) (12,289) (6,603) (9,368) (27,729) (27,579) (20,534) (34,585) (27,635) (18,892) Effect of exchange rate changes in cash, cash equivalents and restricted cash 243 (44) (462) (198) (1,094) 1,708 (17) (322) (3) 611 (245) 199 (63) 399 597 41 363 366 Net Increase In Cash 4,484 (17,369) (2,968) (2,423) (5,353) (467,734) (11,063) 12,430 1,642 3,714 1,840 (12,885) (489,541) (491,600) (489,177) 19,626 7,196 5,554 Cash and restricted cash: Beginning of period 21,706 39,075 42,043 44,466 49,819 517,553 48,639 36,209 34,567 30,853 29,013 39,075 48,639 48,639 48,639 29,013 29,013 29,013 End of period 26,190$ 21,706$ 39,075$ 42,043$ 44,466$ 49,819$ 37,576$ 48,639$ 36,209$ 34,567$ 30,853$ 26,190$ 39,075$ 42,043$ 44,466$ 48,639$ 36,209$ 34,567$

System1, Inc./S1 Holdco LLC

Non-GAAP Financials (in thousands)	System1, Inc. Sucessor Period 30-Jun-23	System1, Inc. Sucessor Period 31-Mar-23	System1, Inc. Sucessor Period 31-Dec-22	System1, Inc. Sucessor Period 30-Sep-22	System1, Inc. Sucessor Period 30-Jun-22	System1, Inc. Sucessor Period 1.27.22 - 3.31.22	S1 Holdco LLC Predecessor Period 1.1.22 - 1.26.22	S1 Holdco LLC QTD 31-Dec-21	S1 Holdco LLC QTD 30-Sep-21	S1 Holdco LLC QTD 30-Jun-21	S1 Holdco LLC QTD 31-Mar-21
Net income (loss) from continuing operations	$ (44,177)	$ (43,126)	$ (51,158)	$ (313,698)	$ (33,845)	$ (43,378)	$ (37,061)	$ 3,113	$ 11,368	$ 11,772	$ 6,743
Income tax expense	(6,605)	(4,408)	(6,223)	(80,649)	(454)	(14,649)	(629)	262	475	77	151
Interest expense	12,344	11,450	9,938	10,011	7,324	4,776	1,049	4,162	4,185	4,476	4,048
Depreciation & amortization	28,052	29,374	32,416	32,214	32,094	21,928	1,000	3,625	3,458	3,113	3,689
Impairment of goodwill	-	-	26,200	340,109	-	-	-	-	-	-	-
Other income/expense (1)	600	213	1,767	2,008	2,168	1,800	(61)	70	(25)	18	84
Stock-based compensation and distributions to Members (2)	4,953	6,392	7,619	8,757	7,363	32,343	23,362	3,458	673	3,342	2,118
Protected.net acquisition bonus accrual	12,778	7,533	10,477	22,620	18,163	-	-	0	0	0	0
Revaluation of non-cash warrant liability	2,018	(1,409)	(10,360)	4,489	(4,139)	13,761	-	-	-	-	-
Costs related to acquisitions/business combinations	3,523	3,559	4,149	4,021	5,102	9,660	13,153	7,970	2,755	623	1,484
Acquisition earnout	-	-	-	22	72	269	9	32	31	32	63
Severance costs	1,076	587	1,759	475	153	206	-	3	118	164	330
Other costs, including restructuring	83	167	118	-	200	26	-	0	8	98	99
Adjusted EBITDA	$ 14,643	$ 10,334	$ 26,702	$ 30,380	$ 34,201	$ 26,742	$ 822	$ 22,696	$ 23,046	$ 23,715	$ 18,809

Non-GAAP Financials (in thousands)	System1, Inc. YTD 30-Jun-23	Successor + Predecessor Total YTD 31-Dec-22	Successor + Predecessor Total YTD 30-Sep-22	Successor + Predecessor Total YTD 30-Jun-22	S1 Holdco LLC YTD 31-Dec-21	S1 Holdco LLC YTD 30-Sep-21	S1 Holdco LLC YTD 30-Jun-21
Net income (loss) from continuing operations	$ (87,303)	$ (479,141)	$ (427,982)	$ (114,284)	$ 32,996	$ 29,883	$ 18,515
Income tax expense	(11,013)	(102,604)	(96,381)	(15,732)	965	703	228
Interest expense	23,794	33,098	23,160	13,149	16,871	12,709	8,524
Depreciation & amortization	57,426	119,653	87,236	55,022	13,884	10,259	6,801
Impairment of goodwill	-	366,309	340,109	-	-	-	-
Other income/expense (1)	813	7,682	5,916	3,907	147	76	102
Stock-based compensation and distributions to Members (2)	11,345	79,444	71,825	63,068	9,591	6,133	5,460
Protected.net acquisition bonus accrual	20,310	51,260	40,783	18,163	-	-	-
Revaluation of non-cash warrant liability	609	3,751	14,111	9,622	-	-	-
Costs related to acquisitions/business combinations	7,082	36,085	31,935	27,914	12,833	4,862	2,108
Acquisition earnout	-	372	372	350	158	126	95
Severance costs	1,663	2,593	834	359	615	612	494
Other costs, including restructuring	250	343	226	226	206	205	197
Adjusted EBITDA	$ 24,977	$ 118,846	$ 92,144	$ 61,764	$ 88,265	$ 65,570	$ 42,524

(1) Non-cash adjustments related to foreign exchange and asset disposals
(2) Comprised of distributions to equity holders and non-cash stock-based compensation

Non-Financial Metrcis
(In thousands except ratios)

O&O Advertising	QTD 30-Jun-23	QTD 31-Mar-23	QTD 31-Dec-22	QTD 30-Sep-22	QTD 30-Jun-22	QTD 31-Mar-22	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21
Revenue	$ 77,300	$ 106,025	$ 127,867	$ 143,600	$ 157,952	$ 176,133	$ 190,035	$ 162,606	$ 160,817	$ 139,426
Advertising Spend (1)	$ 49,711	$ 76,186	$ 92,785	$ 106,340	$ 121,153	$ 137,948	$ 152,653	$ 126,404	$ 123,244	$ 107,298
Revenue less Advertising Spend and Agency Fees	$ 27,589	$ 29,839	$ 35,082	$ 37,261	$ 36,799	$ 38,186	$ 37,383	$ 36,202	$ 37,572	$ 32,128
O&O Sessions (2)	819,813	1,026,262	1,042,908	1,077,915	1,012,761	975,025	999,975	859,392	766,293	741,122
O&O CPS (3)	$ 0.06	$ 0.07	$ 0.09	$ 0.10	$ 0.12	$ 0.14	$ 0.15	$ 0.15	$ 0.16	$ 0.14
O&O RPS (4)	$ 0.09	$ 0.10	$ 0.12	$ 0.13	$ 0.16	$ 0.18	$ 0.19	$ 0.19	$ 0.21	$ 0.19
Spread	55%	39%	38%	35%	30%	28%	24%	29%	30%	30%
Partner Network										
Revenue	$ 19,614	$ 15,093	$ 12,204	$ 13,295	$ 19,077	$ 14,812	$ 9,768	$ 8,840	$ 8,763	$ 8,135
Agency Fees (5)	$ 4,806	$ 4,876	$ 2,535	$ 2,994	$ 5,170	$ 3,387	$ -	$ -	$ -	$ -
Revenue less Advertising Spend and Agency fees	$ 14,808	$ 10,217	$ 9,669	$ 10,301	$ 13,908	$ 11,425	$ 9,768	$ 8,840	$ 8,763	$ 8,135
Network Sessions (6)	676,763	448,287	375,605	364,196	361,432	308,805	289,331	297,142	321,934	338,960
Network CPS (7)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ -	$ -	$ -	$ -
Network RPS (8)	$ 0.03	$ 0.03	$ 0.03	$ 0.04	$ 0.05	$ 0.05	$ 0.03	$ 0.03	$ 0.03	$ 0.02

O&O Advertising	YTD 30-Jun-23	YTD 31-Dec-22	YTD 30-Sep-22	YTD 30-Jun-22	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21
Revenue	$ 183,325	$ 605,552	$ 477,686	$ 334,085	$ 652,884	$ 462,848	$ 300,242
Advertising Spend (1)	$ 125,897	$ 458,225	$ 365,440	$ 259,100	$ 509,599	$ 356,946	$ 230,542
Revenue less Advertising Spend and Agency Fees	$ 57,428	$ 147,328	$ 112,246	$ 74,985	$ 143,284	$ 105,902	$ 69,700
O&O Sessions (2)	1,846,075	4,108,610	3,065,702	1,987,786	3,366,783	2,366,807	1,507,415
O&O CPS (3)	$ 0.07	$ 0.11	$ 0.12	$ 0.13	$ 0.15	$ 0.15	$ 0.15
O&O RPS (4)	$ 0.10	$ 0.15	$ 0.16	$ 0.17	$ 0.19	$ 0.20	$ 0.20
Spread	46%	32%	31%	29%	28%	30%	30%
Partner Network							
Revenue	$ 34,708	$ 59,389	$ 47,185	$ 33,890	$ 35,505	$ 25,738	$ 16,898
Agency Fees (5)	$ 9,683	$ 14,087	$ 11,551	$ 8,557	$ -	$ -	$ -
Revenue less Advertising Spend and Agency fees	$ 25,025	$ 45,302	$ 35,633	$ 25,333	$ 35,505	$ 25,738	$ 16,898
Network Sessions (6)	1,125,049	1,410,037	1,034,433	670,237	$ 1,247,366	958,035	660,894
Network CPS (7)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ -	$ -	$ -
Network RPS (8)	$ 0.03	$ 0.04	$ 0.05	$ 0.05	$ 0.03	$ 0.03	$ 0.03

(1) Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites
(2) O&O sessions are the total number of monetizable user visits to Owned & Operated websites
(3) CPS is advertising spend divided by O&O Sessions
(4) RPS is O&O Revenue divided by O&O Sessions
(5) Agency fees are the amount of costs for agencies acquiring traffic to Owned & Operated websites
(6) Network sessions are the number of monetizable user visits delivered by network partners to RAMP
(7) CPS is agency fees divided by Network Sessions
(8) RPS is Partner Network revenue divided by Network Sessions

Non-Financial Metrcis
(In thousands except ratios)

	QTD 30-Jun-23	QTD 31-Mar-23	QTD 31-Dec-22	QTD 30-Sep-22	QTD 30-Jun-22	QTD 31-Mar-22	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21
Billings (1)	$ 54,170	$ 52,879	$ 48,818	$ 44,627	$ 46,283	$ 45,405	$ 38,443	$ 37,632	$ 40,473	$ 37,992
Change in Deferred Revenue During Period	$ 3,846	$ 6,143	$ 2,030	$ 346	$ 3,515	$ 5,512	$ (671)	$ (567)	$ 4,445	$ 6,792
Advertising Spend (2)	$ 32,404	$ 32,580	$ 26,423	$ 21,963	$ 19,878	$ 22,296	$ 17,986	$ 16,966	$ 17,884	$ 23,626
Beginning Subscribers	2,617	2,419	2,296	2,305	2,284	2,208	2,208	2,187	2,128	1,905
Ending Subscribers (3)	2,790	2,617	2,419	2,296	2,305	2,284	2,208	2,208	2,187	2,128
New Subscribers (4)	557	531	412	338	319	388	312	298	331	462
CTA (5)	$ 58.14	$ 61.35	$ 64.14	$ 64.91	$ 62.40	$ 57.49	$ 57.73	$ 56.91	$ 54.10	$ 51.10
ARPU (6)	$ 20.04	$ 21.00	$ 20.71	$ 19.40	$ 20.17	$ 20.22	$ 17.41	$ 17.13	$ 18.76	$ 18.84

	YTD 30-Jun-23	YTD 31-Dec-22	YTD 30-Sep-22	YTD 30-Jun-22	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21
Billings (1)	$ 107,049	$ 185,133	$ 136,315	$ 91,688	$ 154,541	$ 116,097	$ 78,465
Change in Deferred Revenue During Period	$ 9,989	$ 11,403	$ 9,373	$ 9,027	$ 9,999	$ 10,671	$ 11,238
Advertising Spend (2)	$ 64,984	$ 90,559	$ 64,136	$ 42,174	$ 76,462	$ 58,477	$ 41,510
Beginning Subscribers	2,419	2,208	2,208	2,208	1,905	1,905	1,905
Ending Subscribers (3)	2,790	2,419	2,296	2,305	2,208	2,208	2,187
New Subscribers (4)	1,088	1,457	1,045	706	1,403	1,091	793
CTA (5)	$ 59.70	$ 62.17	$ 61.39	$ 59.71	$ 54.51	$ 53.60	$ 52.35
ARPU (6)	$ 41.11	$ 80.03	$ 60.53	$ 40.63	$ 75.15	$ 56.45	$ 38.35

(1) Billings is the total amount billed to customers during a period
(2) Advertising spend is the total amount spent on advertising to acquire new subscribers during a period
(3) Ending subscribers are the number of paying subscribers for its products, at the end of a period
(4) New subscribers are the number of new subscribers acquired for its products, during a period
(5) CTA is advertising spend divided by new subscribers in a period
(6) ARPU is the billings in a period divided by average of the beginning and ending subscribers during that period

*Deferred revenue from billings is amortized on a straight line basis over the subscription period and recognized as revenue in the financial statements
**Excludes metrics for terminated product lines

Protected.net Group Limited
Unaudited Statements of Operations
(in thousands)

	Predecessor Period	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	12,016	39,115	38,199	36,028	31,199	25,149	25,415	21,965	18,379	144,541	105,426	67,227	90,908	65,759	40,345
Cost of Revenue	8,434	23,186	22,570	23,460	29,731	23,122	23,827	27,892	23,139	98,946	75,760	53,191	97,980	74,858	51,030
Gross profit (Loss)	3,582	15,929	15,629	12,568	1,469	2,027	1,587	(5,926)	(4,759)	45,595	29,666	14,037	(7,072)	(9,099)	(10,686)
General and administrative	1,431	4,231	3,910	5,074	2,697	2,365	1,730	1,978	637	15,912	11,681	7,771	6,711	4,346	2,616
Related party rent expense	62	208	133	180	144	111	159	116	150	665	457	324	536	425	266
Total Operating Expenses	1,493	4,440	4,042	5,254	2,841	2,476	1,889	2,094	788	16,577	12,138	8,095	7,247	4,771	2,882
Gain on sale of intangible assets	-	-	-	-	-	-	(1,580)	-	-	-	-	-	(1,580)	(1,580)	-
Foreign currency transaction (gains)/losses	97	225	583	209	322	(170)	37	60	207	1,341	1,115	532	135	304	267
Other operating income	-	-	(0)	(222)	(121)	(18)	(3)	(27)	(0)	(343)	(343)	(343)	(48)	(30)	(27)
Other operating expense (income)	97	225	583	(13)	201	(188)	(1,546)	33	207	997	772	189	(1,494)	(1,306)	240
Operating income (loss)	1,992	11,264	11,004	7,326	(1,574)	(262)	1,244	(8,054)	(5,754)	28,020	16,757	5,753	(12,826)	(12,564)	(13,808)
Related party interest expense	-	-	-	-	-	105	136	130	35	-	-	-	406	301	165
Related party interest income	(83)	(303)	(153)	(328)	(157)	-	-	-	-	(941)	(638)	(485)	-	-	-
Interest expense	230	53	144	235	151	29	-	-	-	583	530	386	29	-	-
Other non-operating expenses/(income)	-	-	-	(70)	70	(2)	-	-	-	-	-	-	(2)	-	-
Total non-operating expenses/(income), net	147	(250)	(9)	(163)	64	132	136	130	35	(358)	(108)	(99)	433	301	165
Net income (loss) before income taxes	1,844	11,514	11,013	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	28,378	16,865	5,852	(13,258)	(12,865)	(13,973)
Income Tax Expense (Benefit)	(1,688)	(16,139)	966	-	-	-	-	-	-	(15,173)	966	-	-	-	-
Net income (loss)	3,532	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)

Protected.net Group Limited Unaudited Condensed Balance Sheet (in thousands) 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-20 30-Sep-20 30-Jun-20 31-Mar-20 ASSETS Current assets: Cash 35,067$ 21,112$ 14,227$ 11,296$ 6,253$ 7,060$ 5,356$ 7,020$ Restricted cash 1,333 2,148 2,458 5,757 5,604 4,943 4,874 7,321 Prepaid expenses and other current assets 546 548 691 791 359 317 404 327 Deposits 15 3,000 3,000 3,000 3,000 3,000 3,000 - Total current assets 36,963 26,807 20,376 20,844 15,216 15,320 13,634 14,667 Due from related parties 33,082 33,115 26,249 15,719 10,230 - 244 139 Property, plant and equipment 616 398 373 370 270 195 184 196 Intangible Assets 369 386 415 62 53 54 90 108 Deferred tax assets 17,237 - - - - - - - Goodwill 284 284 284 - - - - - Total assets 88,550$ 60,991$ 47,696$ 36,995$ 25,769$ 15,568$ 14,153$ 15,112$ Liabilities and Shareholders’ Deficit: Accounts payable 216$ 3,029$ 732$ 2,876$ 3,005$ 2,698$ 3,739$ 436$ Accrued expenses 10,162 7,537 6,199 7,686 6,704 5,896 5,907 8,441 VAT tax liability 11,404 9,696 9,351 6,965 6,366 8,939 8,446 6,211 Deferred revenue 57,405 58,186 58,731 54,139 47,431 41,855 39,044 34,156 Related party deferred revenue 166 187 208 229 168 - - - Current portion of note payable 2,813 2,250 2,813 2,250 1,500 - - - Due to related party 23 - - - 4 3,501 5,599 6,243 Refund liability 537 429 449 597 512 558 405 428 Total current liabilities 82,725 81,313 78,482 74,741 65,690 63,447 63,140 55,915 Note payable, net of current portion and deferred financing costs 10,546 11,086 11,636 12,164 8,352 - - - Deferred tax liability - 966 - - - - - - Total liabilities 93,271$ 93,365$ 90,118$ 86,905$ 74,042$ 63,447$ 63,140$ 55,915$ Commitments and Contingencies Shareholders’ Deficit: Class A Preferred shares 11 11 11 11 11 11 11 11 Class B Common shares 11 11 11 11 11 11 11 11 Additional paid-in capital 40,953 40,953 40,953 40,953 40,953 40,953 40,953 40,953 Accumulated deficit (45,696) (73,349) (83,396) (90,885) (89,247) (88,854) (89,962) (81,778) Total Shareholders’ deficit (4,721) (32,374) (42,421) (49,911) (48,273) (47,879) (48,987) (40,803) Total Liabilities and Shareholders’ Deficit 88,550$ 60,991$ 47,696$ 36,995$ 25,769$ 15,568$ 14,153$ 15,112$ *Class A Preferred shares, par value £0.0001 per share, 7,992,009 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively **Class B Common shares, par value £0.0001 per share, 7,960,105 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively

Protected.net Group Limited
Unaudited Condensed Statements of Cash Flow
(in thousands)

	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21	QTD 31-Dec-20	QTD 30-Sep-20	QTD 30-Jun-20	QTD 31-Mar-20	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21	YTD 31-Dec-20	YTD 30-Sep-20	YTD 30-Jun-20
Cash Flows From Operating Activities:														
Net income (loss)	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)
Adjustments to reconcile net loss to net cash used in operating activities:									-					
Depreciation	49	39	36	28	24	18	17	15	151	102	63	75	51	33
Amortization	24	29	29	12	13	16	18	19	94	70	41	67	54	37
Gain on sale of Network Protected intangible assets	-	-	-	-	-	(1,580)	-	-	-	-	-	(1,580)	(1,580)	-
Amortization of deferred financing costs	23	13	34	13	2	-	-	-	82	59	46	2	-	-
Interest income on loan with System 1 SS Protect Holdings, Inc.	638	(189)	(307)	(143)	(2)	-	-	-	-	(638)	(450)	(2)	-	-
Financing fee income on loan with System 1 SS Protect Holdings, Inc.	(21)	(21)	(21)	(14)	-	-	-	-	(77)	(56)	(35)	-	-	-
Change in operating assets and liabilities:	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(98)	143	112	(432)	(43)	188	(77)	(244)	(275)	(177)	(320)	(177)	(134)	(321)
Deposits	2,985	-	-	-	-	-	(3,000)	-	2,985	-	-	(3,000)	(3,000)	(3,000)
Accounts payable	(2,813)	2,295	(2,471)	(129)	302	(1,041)	3,303	(2,620)	(3,118)	(305)	(2,600)	(56)	(358)	683
Accrued expenses	2,625	1,338	(1,402)	982	808	(11)	(2,534)	3,809	3,544	918	(420)	2,072	1,264	1,275
VAT tax liability	1,708	345	2,385	599	(2,573)	494	2,235	(1,957)	5,037	3,329	2,984	(1,801)	772	278
Refund liability	108	(20)	(148)	85	(46)	152	(22)	11	25	(83)	(63)	95	141	(11)
Deferred revenue	(780)	(545)	4,593	6,708	5,576	2,811	4,888	4,453	9,974	10,755	11,300	17,727	12,152	9,340
Deferred tax assets	(17,237)	-	-	-	-	-	-	-	(17,237)	-	-	-	-	-
Related party deferred revenue	(21)	(21)	(21)	61	168	-	-	-	(2)	19	40	168	-	-
Deferred tax liability	(966)	966	-	-	-	-	-	-	-	966	-	-	-	-
Due from related party	(921)	109	29	(83)	(168)	244	(104)	(137)	(866)	55	(54)	(165)	3	(241)
Due to related party	23	-	-	(4)	1,266	(861)	(644)	(11)	18	(4)	(4)	(250)	(1,516)	(655)
Net cash generated by (used in) operating activities	12,978	14,529	10,337	6,043	4,933	1,539	(4,105)	(2,451)	43,887	30,909	16,380	(84)	(5,017)	(6,556)
Cash Flows From Investing Activities:														
Purchases of intangibles, property, plant and equipment	(274)	(63)	(40)	(147)	106	(29)	(5)	(72)	(524)	(250)	(187)	-	(106)	(77)
Proceeds from sale of intangibles	100	-	-	-		1,500	-	-	100	-	-	1,500	1,500	-
Cash received in acquisition of Host Plus Limited, net of cash paid	-	-	13	-	-	-	-	-	13	13	13	-	-	-
Loan advanced to Just Develop It	(16,223)	(4,981)	(8,430)	-	-	-	-	-	(29,635)	(13,411)	(8,430)	-	-	-
Repayment of loan by Just Develop It	16,223	4,981	8,430	-	(213)	-	-	-	29,635	13,411	8,430	(213)	-	-
Loan advanced to Company director	(228)	(1,706)	(282)	-	238	(238)	-	-	(2,216)	(1,988)	(282)	-	(238)	-
Repayment of loan by Company director	566	1,651	-	-	-	-	-	-	2,216	1,651	-	-	-	-
Loan advanced to System 1 SS Protect Holdings, Inc.	-	(6,711)	(9,948)	(5,250)	(10,060)	-	-	-	(21,909)	(21,909)	(15,197)	(10,060)	-	-
Net cash used by investing activities	164	(6,829)	(10,257)	(5,397)	(9,929)	1,234	(5)	(72)	(22,319)	(22,483)	(15,653)	(8,773)	1,157	(77)
Cash Flows From Financing Activities:														
Proceeds from bank loan	-	-	-	5,000	10,000	-	-	-	5,000	5,000	5,000	10,000	-	-
Repayment of principal on bank loan	-	(1,125)	-	(375)	-	-	-	-	(1,500)	(1,500)	(375)	-	-	-
Proceeds from related party loans	-	-	-	-	2,000	-	-	9,000	-	-	-	11,000	9,000	9,000
Repayment of related party loans	-	-	-	-	(11,000)	3,000	-	(3,000)	-	-	-	(11,000)	-	(3,000)
Repayment of loan to Just Develop It	-	-	(449)	-	4,000	(4,000)	-	-	(449)	(449)	(449)	-	(4,000)	-
Payment of deferred financing costs	-	-	-	(75)	(150)	-	-	-	(75)	(75)	(75)	(150)	-	-
Net cash (used in) provided by financing activities	-	(1,125)	(449)	4,550	4,850	(1,000)	-	6,000	2,976	2,976	4,101	9,850	5,000	6,000
Effect of exchange rate changes on cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net change in cash	13,142	6,574	(368)	5,197	(147)	1,773	(4,110)	3,477	24,544	11,403	4,828	993	1,140	(633)
Cash, beginning of period	23,259	16,685	17,053	11,856	12,003	10,230	14,341	10,863	11,856	11,856	11,856	10,863	10,863	10,863
Cash, end of period	$ 36,401	$ 23,259	$ 16,685	$ 17,053	$ 11,856	$ 12,003	$ 10,230	$ 14,341	$ 36,401	$ 23,259	$ 16,685	$ 11,856	$ 12,003	$ 10,230

Protected.net Group Limited
Non-GAAP Financials
(in thousands)

	Predecessor Period	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net income (loss)	$ 3,532	$ 27,653	$ 10,047	$ 7,489	$ (1,638)	$ (394)	$ 1,108	$ (8,184)	$ (5,789)	$ 43,551	$ 15,899	$ 5,852	$ (13,258)	$ (12,865)	$ (13,973)
Income Tax Expense	(1,688)	(16,139)	966	-	-	-	-	-	-	(15,173)	966	-	-	-	-
Interest expense, net	147	(56)	(131)	(165)	(6)	93	131	176	35	(358)	(302)	(171)	435	342	211
Depreciation & amortisation	19	73	69	65	39	37	35	35	34	245	172	104	141	105	70
Terminated product lines (1)	0	(13)	29	3	62	(336)	(1,691)	86	163	81	94	64	(1,777)	(1,441)	250
Costs related to acquisitions/business combinations	104	699	196	499	297	32	-	-	-	1,690	991	795	32	-	-
Non-cash foreign exchange adjustments	97	228	581	209	322	(194)	46	68	190	1,341	1,112	532	110	304	258
VAT accrual for previously uncollected VAT	368	956	1,110	1,492	1,116	615	866	1,408	46	4,675	3,718	2,608	2,934	2,319	1,453
Director salary payments	-	922	936	949	-	-	-	-	-	2,806	1,885	949	-	-	-
Other costs including restructuring	-	-	-	-	-	424	34	-	-	-	-	-	458	34	-
Adjusted EBITDA	$ 2,581	$ 14,323	$ 13,803	$ 10,540	$ 193	$ 277	$ 529	$ (6,411)	$ (5,320)	$ 38,859	$ 24,536	$ 10,733	$ (10,925)	$ (11,202)	$ (11,731)

(1) Protected terminated its Network Protect VPN product. Protected has excluded revenue, direct costs and operating expenses associated with this product line from Adjusted EBITDA for all presented periods